                            REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________________, 1996, by and between Environmental Purification Industries, Inc., a Delaware corporation (the "Company") and Meridian National Corporation, a Delaware corporation ("Meridian").

                                  R E C I T A L S:

    This Agreement is entered into in connection with the initial public offering of a portion of the shares of the Company's common stock, $.01 par value, by the Company, pursuant to a prospectus dated ___________________, 1996 (the "Initial Public Offering").

    NOW, THEREFORE, the parties to this Agreement agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

    1.1  DEFINITIONS.

    "Affiliate" has the meaning given to such term in Rule 12b-2 promulgated under the Exchange Act.

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means the shares of common stock, $.01 par value, of the Company.
    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

    "Holder" means Meridian or any Permitted Transferee of Registrable Common Stock. There may be no more than one Holder at any time.

    "NASDAQ" means The Nasdaq SmallCap Market.

    "Permitted Transferees" means any Person to whom Meridian has transferred more than 20% of the then outstanding shares of Common Stock and assigned its registration rights under this Agreement. In the event that Meridian transfers the requisite percentage of shares of Common Stock and assigns its registration rights under this Agreement, it is a condition precedent to such transfer and assignment that Meridian give prior written notice thereof to the Company and waive any further rights under this Agreement.

    "Person" means any individual, group, partnership, corporation, limited liability company, trust, joint stock company, unincorporated organization, joint venture or other entity of whatever nature.

    "Registrable Common Stock" means the Common Stock of the Company held by the Holder, until such time as the Common Stock ceases to be registrable as provided in Section 2.2 of this Agreement.

    "Registration Expenses" means any and all expenses reasonably attributable to the registration of the Registrable Common Stock, including, without limitation, the following expenses: (a) all filing fees; (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel); (c) all fees and expenses incurred in connection with the listing of the Registrable Common Stock on any securities exchange or other market (including, but not limited to, NASDAQ) pursuant to
Section 3.4(j) of this Agreement and all fees of the National Association of Securities Dealers, Inc.; (d) the fees and disbursements of counsel retained by the Company in connection with each such registration or listing on a stock exchange and of its independent public accountants; (e) the fees and disbursements of counsel retained by the Holder and any underwriter; (f) all commissions, fees and disbursements of underwriters; (g) all underwriting discounts and commissions applicable to the Registrable Common Stock; (h) all printing expenses; and (i) all other out-of-pocket expenses of the Company incurred in connection with the registration of the Registrable Common Stock.

    "Registration Statement" means a registration statement relating to the Common Stock on such form as counsel to the Company deems appropriate filed with the Commission, as such registration statement may be amended from time to time.

    "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.


                                     ARTICLE II

                         SECURITIES SUBJECT TO THIS AGREEMENT

    2.1 SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are shares of the Registrable Common Stock.

    2.2 TERMINATION OF ENTITLEMENT. For purposes of this Agreement, Registrable Common Stock will cease to be Registrable Common Stock when: (a) a Registration Statement with respect to the sale of the Registrable Common Stock has become effective under the Securities Act and the Registrable Common Stock has been transferred pursuant to such Registration Statement; (b) such Common Stock has been transferred pursuant to Rule 144 or (or any successor provisions) under the Securities Act; (c) certificates for such shares not bearing a legend restricting transfer thereof under the Securities Act have been delivered by the Company and in the opinion of counsel for the Company transfer of such shares may be made without registration or qualification under the Securities Act; or (d) they cease to be outstanding.


                                     ARTICLE III

                                 REGISTRATION RIGHTS

    3.1  DEMAND REGISTRATION.

         (a) REQUEST FOR REGISTRATION. At any time more than six months after the closing of the Initial Public Offering, the Holder of Registrable Common Stock constituting more than 15% of the then issued and outstanding Common Stock of the Company may make a written request for registration under the Securities Act of all or part of its Registrable Common Stock (a "Demand Registration"). Except as set forth below, there is no limit on the number of Demand Registrations that may be requested by the Holder.
    The Company will have no piggy-back registration rights with respect to any Demand Registration requested pursuant to this Section 3.1(a).

         Such request for a Demand Registration will specify the aggregate number of shares proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts to effect such registration; PROVIDED, HOWEVER, that the Company will not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Agreement: (i) within 60 days immediately following the effective date of a Registration Statement pertaining to a public offering of securities of the Company (other than a registration relating solely to a Securities Act Rule 145 transaction or a registration relating solely to employee benefit plans); (ii) if at the time of the request to register the Holder's Registrable Common Stock, the Company gives notice within 30 days after such request that it intends to initiate within 60 days thereafter a registered public offering (other than a registration relating solely to a Securities Act Rule 145 transaction or a registration relating solely to employee benefit plans); or (iii) if at the time of the request, the Holder could sell all of the Registrable Common Stock requested to be registered under Rule 144 during the three-month period following such request, or if, in the opinion of counsel for the Company, the proposed sale of its Registrable Common Stock is otherwise exempt from registration under the Securities Act.

         Notwithstanding anything in this Section 3.1(a) to the contrary, the Company will not be required to comply with more than one request of the Holder of Registerable Common Stock pursuant to Section 3.1(a) in any 12-
month period.

         (b) EFFECTIVE REGISTRATION AND EXPENSES. A Registration Statement will not count as a Demand Registration until it has become effective. Except as set forth below in Section 3.1(d), in any registration initiated as a Demand Registration, the Holder will pay or cause to be paid all Registration Expenses in connection therewith, whether or not the Registration Statement becomes effective.

         (c) UNDERWRITING. If the Holder intends to distribute the Registrable Common Stock covered by its request by means of an underwritten offering, it must so advise the Company as a part of its request made pursuant to Section 3.1(a). The Holder of the Registrable Common Stock to be registered thereunder may select and obtain the investment banker or investment bankers and manager or managers that will administer the offering; PROVIDED, HOWEVER, that such investment bankers and managers must be reasonably satisfactory to the Company.

         (d) PRIORITY ON DEMAND REGISTRATION. If the Underwriter does not limit the number of shares of Registrable Common Stock to be underwritten in a Demand Registration, the Company may include securities for its own account or the account of others in such registration if the underwriters so agree and if the number of shares of Registrable Common Stock which would otherwise have been included in such registration and underwriting will not thereby be limited. In the event that the Company elects to include securities for its own account or the account of others pursuant to this Section 3.1(d), then notwithstanding anything to the contrary, with respect to securities to be registered by the Company for its own account or the account of others, the Company will pay or cause to be paid, the pro rata portion of: (i) any filing fees for such securities;
    (ii) underwriting discounts and commissions applicable to such securities; and (iii) any additional incremental costs, including, without limitation, printing expenses attributable to the offer, sale and registration of such securities in such Demand Registration.

    3.2  PIGGY-BACK REGISTRATION.

         (a) If at any time or from time to time during the five-year period commencing six months from the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering for its own account or for the account of others of any class of equity security (other than a registration relating solely to employee benefit plans, a Securities Act Rule 145 transaction or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Common Stock), then the Company will in each case give written notice of such proposed filing to the Holder at least 60 days before the anticipated filing date (the "Piggy-Back Registration Notice"), and such notice will offer the Holder the opportunity to register such Registrable Common Stock as the Holder may request in writing to the Company within 20 days after the date of the Piggy-Back Registration Notice (a "Piggy-Back Registration").

         (b) UNDERWRITING. If the registration as to which the Company gives notice is for a registered public offering involving an underwriting, the Company will advise the Holder as part of the Piggy-Back Registration Notice. The Company will have the right to select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering. The right of the Holder to registration is conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Common Stock in the underwriting to the extent provided herein.

         Subject to the provisions of Section 3.2(d), the Company will use its best efforts to cause the managing underwriter of a proposed underwritten offering to commit to the Holder of Registrable Common Stock who has requested within 20 days after receipt of the Company's notice to be included in the registration for such offering to include such Registrable Common Stock in such offering on the same terms and conditions as any similar securities of the Company included therein; PROVIDED, HOWEVER, that the Company will not be required to effect any such registration for the Holder if at the time of the request such Holder could sell all of the Registrable Common Stock requested to be registered under Rule 144, or in any other transaction that is exempt from registration under the Securities Act, during the three-month period following such request.

         (c) PRIORITY ON PIGGY-BACK REGISTRATION. Notwithstanding any other provision of this Section 3.2, if the managing underwriter for the Company determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all Registrable Common Stock from such registration and underwriting. The Company will advise the Holder and the number of shares of Registrable Common Stock to be offered by the Holder pursuant to the Piggy-Back Registration will be reduced to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the number recommended by the managing underwriter.

         (d) EXPENSES. In connection with a Piggy-Back Registration, the Company will pay all of the Registration Expenses, except for the pro rata portion of: (i) any filing fees attributable to the Holder's Registrable Common Stock; (ii) underwriting discounts and commissions applicable to the Holder's Registrable Common Stock; and (iii) any additional incremental costs, including, without limitation, printing expenses attributable to the offer, sale and registration of the Holder's Registrable Common Stock in such Piggy-Back Registration.

    3.3  HOLDBACK AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE OR DISTRIBUTION. To the extent not inconsistent with applicable law, the Holder agrees not to effect any public sale or distribution of Registrable Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the 60-day period prior to, and during the 90-day period beginning on, the effective date of a Registration Statement in which shares of its Registrable Common Stock are registered (except as to such registered shares), if and to the extent requested by the Company or by the managing underwriter in the case of an underwritten public offering.

         (b) STOP ORDERS; SUSPENSION OF EFFECTIVENESS. If, in the case of either a Demand Registration or a Piggy-Back Registration, a stop order is imposed or if for any other reason the effectiveness of either a Demand Registration or a Piggy-Back Registration is suspended, then the Holder agrees to stop distribution of its Common Stock thereunder immediately upon written notice thereof from the Company.

    3.4 REGISTRATION PROCEDURES. Whenever the Holder has requested that any Registrable Common Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registrable Common Stock in accordance with the intended method of distribution therefor as promptly as is reasonably practicable, and in connection with any such request, the Company will:

         (a) in connection with a request pursuant to Section 3.1, prepare and file with the Commission, not later than 90 days after receipt of a request to file a Registration Statement with respect to Registrable Common Stock, a Registration Statement on any form for which the Company then qualifies and which counsel for the Company deems appropriate and which form is available for the registration of such Registrable Common Stock in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; PROVIDED, that if the Company furnishes to the Holder certified resolutions signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be significantly disadvantageous to the Company and its stockholders for such a Registration Statement to be filed on or before the date filing would be required, the Company will have an additional period of not more than 60 days within which to file such Registration Statement;

         (b) in connection with a Demand Registration pursuant to Section 3.1, prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Common Stock covered by such Registration Statement has been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Common Stock covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holder set forth in such Registration Statement;

         (c) furnish to the seller of Registrable Common Stock, prior to filing a Registration Statement, copies of such Registration Statement as proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as the seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by such seller; PROVIDED, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

         (e) notify each seller of the Registrable Common Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will prepare a supplement or amendment to such prospectus as may be appropriate and use its best efforts to cause such supplement or amendment to become effective so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Common Stock;

         (g) make available for inspection by the seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential will not be disclosed by the Inspectors unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The seller of Registrable Common Stock agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (h) in the event such sale is pursuant to an underwritten offering, use its best efforts to obtain (i) a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holder or the managing underwriter reasonably request and (ii) an opinion or opinions of counsel for the Company in customary form;

         (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering a period of at least 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of the last paragraph of Section 11(a) of the Securities Act; and

         (j) cause all such Registrable Common Stock to be listed on each securities exchange or market on which similar securities issued by the Company are then listed; PROVIDED that the applicable listing requirements are satisfied.

    The Company may require the seller of Registrable Common Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

    The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4(e) hereof, the Holder will forthwith discontinue disposition of Registrable Common Stock pursuant to the Registration Statement covering such Registrable Common Stock until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.4(e) hereof, and, if so directed by the Company the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Common Stock at the time of receipt of such notice.

    3.5  INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, the Holder, its officers, directors and agents and each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit with respect to the Holder furnished in writing to the Company by, or on behalf of, the Holder, expressly for inclusion in any Registration Statement or prospectus.

         (b) INDEMNIFICATION BY THE HOLDER. In connection with any Registration Statement in which the Holder is participating, such Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or preliminary, final or summary prospectus or any amendment thereof of supplement thereto, or necessary to make the statements therein (in the case of a preliminary, final or summary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to the Holder so furnished in writing by, or on behalf of, the Holder expressly for inclusion in any Registration Statement or prospectus.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder agrees promptly to give written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to participate in and assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party will be obligated to pay the reasonable fees and expenses of additional counsel. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

         (d)  CONTRIBUTION.  If the indemnification provided for in this
    Section 3.5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party and indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above will be deemed to include, subject to the limitations set forth in Section 3.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.5(d) were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. As provided in Section 11(f) of the Securities Act, no person guilty of fraudulent misrepresentation will be entitled to contribution from any person.

    3.6 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Holder may not participate in any underwritten registration hereunder unless the Holder (a) agrees to sell its Registrable Common Stock on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    3.7 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder; and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.


                                     ARTICLE IV

                                 CERTAIN RESTRICTIONS

    Each certificate evidencing outstanding Common Stock that is issued to the Holder will bear a legend in substantially the following form:

    THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL THE SAME HAVE BEEN REGISTERED UNDER SAID ACT OR UNTIL THE CORPORATION HAS RECEIVED AN OPINION OF LEGAL COUNSEL OR

    A COPY OF A LETTER FROM THE COMMISSION, IN EITHER CASE SATISFACTORY TO THE CORPORATION, THAT SUCH SHARES MAY LEGALLY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION.


                                      ARTICLE V

                                    MISCELLANEOUS

    5.1 INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with this Agreement. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person.

    5.2 AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, except by a written instrument executed by the Company and the Holder.

    5.3 NOTICES. All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary, (a) when personally delivered,
(b) upon receipt of a telephonic facsimile transmission with confirmed telephonic transmission answer back, (c) three days after having been deposited in the United States Mail, certified or registered, return receipt requested, postage prepaid, or (d) one business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the following addresses (or at such other address or number as is given in writing by any of the parties to the others) as follows:

    If to the Company:       Environmental Purification Industries, Inc.
                             810 Chicago Street
                             Toledo, Ohio  43611
                             Attention:  Bruce Maison

    With a copy to:          Benesch, Friedlander, Coplan & Aronoff P.L.L.
                             2300 BP America Building
                             200 Public Square
                             Cleveland, Ohio  44114
                             Attention: Lawrence M. Bell

    If to Meridian:          Meridian National Corporation
                             805 Chicago Street
                             Toledo, Ohio  43611
                             Attention:  William D. Feniger

    With a copy to:          Benesch, Friedlander, Coplan & Aronoff P.L.L.
                             2300 BP America Building
                             200 Public Square
                             Cleveland, Ohio  44114
                             Attention: Lawrence M. Bell

    5.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

    5.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

    5.6 HEADINGS. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

    5.7 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio.

    5.8 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties to this Agreement will be enforceable to the fullest extent permitted by law.

    5.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements with respect thereto.

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



    IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                        MERIDIAN NATIONAL CORPORATION



                        By:  ________________________________
                             William D. Feniger
                             Chief Executive Officer


                        ENVIRONMENTAL PURIFICATION
                           INDUSTRIES, INC.



                        By:  ________________________________
                             Bruce Maison
                             President and Chief Executive Officer


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